CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of this Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A (the "Registration Statement") of our report dated March 17, 1999, relating to the financial statements and financial highlights appearing in the February 28, 1999 Annual Report to Shareholders of the T. Rowe Price Tax-Exempt Money Fund, Inc., which is incorporated by reference into the Registration Statement. We also consent to the references to us under the heading "Financial Highlights" in the Prospectus and under the heading "Independent Accountants" in the Statement of Additional Information.


/s/PricewaterhouseCoopers LLP
PRICEWATERHOUSECOOPERS LLP

Baltimore, Maryland
April 22, 1999


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of this Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A (the "Registration Statement") of our report dated March 17, 1999, relating to the financial statements and financial highlights appearing in the February 28, 1999 Annual Report to Shareholders of the T. Rowe Price Tax-Free Short-Intermediate Fund, Inc., which is incorporated by reference into the Registration Statement. We also consent to the references to us under the heading "Financial Highlights" in the Prospectus and under the heading "Independent Accountants" in the Statement of Additional Information.


/s/PricewaterhouseCoopers LLP
PRICEWATERHOUSECOOPERS LLP

Baltimore, Maryland
April 22, 1999

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of this Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A (the "Registration Statement") of our report dated March 17, 1999, relating to the financial statements and financial highlights appearing in the February 28, 1999 Annual Report to Shareholders of the T. Rowe Price Tax-Free Intermediate Bond Fund, Inc., which is incorporated by reference into the Registration Statement. We also consent to the references to us under the heading "Financial Highlights" in the Prospectus and under the heading "Independent Accountants" in the Statement of Additional Information.


/s/PricewaterhouseCoopers LLP
PRICEWATERHOUSECOOPERS LLP

Baltimore, Maryland
April 22, 1999


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of this Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A (the "Registration Statement") of our report dated March 17, 1999, relating to the financial statements and financial highlights appearing in the February 28, 1999 Annual Report to Shareholders of the T. Rowe Price Tax-Free Income Fund, Inc., which is incorporated by reference into the Registration Statement. We also consent to the references to us under the heading "Financial Highlights" in the Prospectus and under the heading "Independent Accountants" in the Statement of Additional Information.


/s/PricewaterhouseCoopers LLP
PRICEWATERHOUSECOOPERS LLP

Baltimore, Maryland
April 22, 1999

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus and Statement of Additional Information constituting parts of this Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A (the "Registration Statement") of our report dated March 17, 1999, relating to the financial statements and financial highlights appearing in the February 28, 1999 Annual Report to Shareholders of the T. Rowe Price Tax-Free High Yield Fund, Inc., which is incorporated by reference into the Registration Statement. We also consent to the references to us under the heading "Financial Highlights" in the Prospectus and under the heading "Independent Accountants" in the Statement of Additional Information.


/s/PricewaterhouseCoopers LLP
PRICEWATERHOUSECOOPERS LLP

Baltimore, Maryland
April 22, 1999